                                                                     EXHIBIT 4.3

                            [FRONT OF CERTIFICATE]

                 SEE RESTRICTIONS ON TRANSFER ON REVERSE SIDE.

NUMBER                                                                SHARES
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                          DFI/AERONOMICS INCORPORATED
          2,000,000 Shares of Convertible Preferred Stock Authorized
                          $0.0001 Par Value Per Share

     This Certifies That                  [Specimen]                 is the
                         -------------------------------------------
registered holder of ________________________________________________ Shares of
the Convertible Preferred Stock of DFI/AERONOMICS INCORPORATED which are fully paid and non-assessable and which are transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ____ day of __________, A.D. 19___.

_____________________________          ________________________________________
President                              Secretary

                             [BACK OF CERTIFICATE]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM           -  as tenants in common          UNIF GIFT MIN ACT        -                  Custodian
                                                                                   _______________________________________
TEN ENT           -  as tenants by the entireties                                  (Cust)                             (Minor)
JT TEN            -   as joint tenants with the right                               under the Uniform Gifts to Minors
                      of                                                            Act _____________________________________
                      survivorship and not as tenants in                                                  (State)
                      common

    Additional abbreviations may also be used through not in the above list.

  For value received, ________________________________________ hereby sell, assign and transfer unto ____________ [PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]
________________________________________________________________________________

            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________
______________________________________________ Shares represented by the within
Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with the full power of substitution in the premises.

Dated________________               ____________________________________________

    In presence of
_________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.